Exhibit 99.2

 Fiscal 2026 Second Quarter and First Half Financial Results  May 2026   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as expectations regarding future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings presentation include, but are not limited to, statements regarding NJR’s NFEPS guidance for fiscal 2026, including NFEPS guidance by Segment, long-term growth targets and guidance range and anticipated drivers of such growth targets, long-term annual growth projections and targets, our CIP, IIP and SAVEGREEN programs, NFEPS expectations from utility operations, Capital Plan expectations, the inclusion of our 5-year capital expenditure projections through 2030, our credit metrics, projections of dividend and financing activities, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, project pipeline, changes to tax laws and regulations, including those changes brought about by the passage of the Inflation Reduction Act of 2022 and the One Big Beautiful Bill Act, total shareholder return projections, dividend growth, CEV revenue and service projections, our debt repayment schedule, contributions from Leaf River as well as its potential cavern expansion, Steckman Ridge and Adelphia Gateway, SREC Hedging and long option strategies and Asset Management Agreements, our Energy Efficiency Expansion as approved by the BPU, our current and future base rate cases, our solar project pipeline and commercial solar growth goals, emissions reduction strategies and clean energy goals, changing interest rates, and other legal and regulatory expectations, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of new information future events or otherwise, except as required by law.  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations, adjusted debt, and adjusted EBITDA. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found in the appendix to this presentation. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization [expenses] as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and Other Income, net, which includes non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations, adjusted debt, and adjusted EBITDA to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents  Fiscal 2026 Second Quarter and First Half Conference Call  4  Agenda  5  Winter Review: Reliability Delivered Through Extreme Conditions   6  NJNG: Aligned with Stakeholders on Affordability  7  NJNG: Customer Growth and Expanded Franchise Opportunities  8  S&T: Short and Long-Term Growth Drivers  9  CEV: Project Pipeline  10  Financial Review and Outlook  11  Fiscal 2026 Second Quarter Highlights  12  Fiscal 2026 Second Quarter and Year-to-Date Results  13  Capital Investment (CAPEX) Outlook  14  Strong Credit Metrics  15  Fiscal 2026: NFEPS Guidance and Segment %  16  7-9% NFEPS Growth Rate Supported by Complementary Businesses  17  Appendix: Financial Statements and Additional Information  18  Fiscal 2026 Second Quarter and First Half NFE and NFEPS by Business Unit  19  Reconciliation of NFE and NFEPS to Net Income  20  Other Reconciliation of Non-GAAP Measures  21  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  22  Capital Plan Table   23  Cash Flows Table  24  Debt Repayment Schedule  25  NJR: Complementary Energy Infrastructure Platform  26  NJR: Business Portfolio   27  NJR: Dividend Growth: Raised for 30 Consecutive Years  28  NJR: Drivers of Long-Term Growth Rate of 7-9%  29  NJNG: Growing Rate Base Expected in the 7-9% Range  30  S&T: Strategically Located Assets  31  S&T: Adjusted EBITDA  32  CEV: Diverse Commercial Solar Portfolio  33  CEV: “Utility Like” Revenue Stack with Optionality  34  Energy Services: Overview  35  Energy Services: Strong NFE Contribution  36  Energy Services: Asset Management Agreements  37  Home Services (NJRHS)  38  Shareholder and Online Information

 Overview   Steve Westhoven, President and CEO  Financial Highlights and Outlook   Roberto Bel | SVP and CFO  Conclusion   Steve Westhoven, President and CEO  Q&A Session  Agenda NJR At a Glance  Corporate Information  Ticker  NYSE: NJR  Corporate Headquarters  Wall, NJ  Incorporated  New Jersey  Website  www.njresources.com  IPO  1982  NJR Business Units  (abbreviation)  New Jersey Natural Gas  NJNG  Clean Energy Ventures  CEV  Storage & Transportation  S&T  Energy Services  NJRES  Home Services  NJRHS  Share Information  Share Price  $56.31  Shares Outstanding  100.9M   Market Cap  $5.7B  Dividend Information  Annual Dividend  $1.90  Dividend Yield  3.4%  All daily trading information as of 4/30/2026

 Winter Review: Reliability Delivered Through Extreme Conditions   NJR recorded significant operational milestones during Winter 2025-2026 while maintaining safe, reliable operations without any service interruptions  New Jersey Natural Gas  Highest sendouts in history  (2/7 – 2/8)  Reliable performance with no weather-related service outages reported throughout the winter period  Energy Services  Proactive and nimble operations allowed team to manage risks in volatile market conditions  S&T  Sustained winter conditions drove record operating levels at Adelphia and Leaf River, with 100% of performance obligations met and zero safety incidents  CEV  No sustained delays for projects under construction despite long periods of inclement weather  Home Services  Enhanced responsiveness and communication supported customers throughout the winter  NJR’s complementary businesses continue to execute consistently, leveraging shared expertise to deliver reliable performance

 NJNG: Aligned with Stakeholders on Affordability  Basic Gas Supply Service ("BGSS") Incentive Program    Supporting Safety, Reliability, and Affordability  NJNG generated approximately $93 million* of gross customer savings through   FY 2026 YTD  Natural Gas Remains the Most Affordable and Reliable Method of Heating Your Home  $1.6B  Customer Savings Over the Life of the BGSS Incentive Program  * BGSS incentive savings represent gross value created through supply and capacity optimization and shared with customers through the BGSS clause.

 NJNG: Customer Growth and Expanding Franchise Opportunities  Operates and Maintains Natural Gas Transportation and Distribution Infrastructure in New Jersey (predominately in   core territories of Monmouth, Ocean, and Morris Counties, but also in Middlesex, Sussex and Burlington Counties)  594,227  Total Customers  6  Counties Across   New Jersey  NJNG Total Customers   (in 000s)  ~630 - 640  NJNG customer base continues to expand  New Franchise Location in Chester Township, NJ in March 2026  YTD As of 3/31  At September 30

 S&T: Short- and Long-Term Growth Drivers  Expected Construction Timeline Continues as Planned  Leaf River Expansion Plans  Expansion of Existing Cavern Locations  Executed a long-term agreement for this capacity post-FERC filing  Planned  New Cavern  Leaf River has Multiple Sites for Potential Organic Cavern Expansion Beyond this 55 BCF  FERC Filing  October 31, 2025  Expects to increase working gas capacity by over 70% in the coming years   S&T NFE   Expected to   More Than Double from 2025 to 2027 Due to Favorable   Re-Contracting at Adelphia and   Leaf River  (from $18.5 Million to   Estimated $42 - $47 Million)  Short Term: Next 2 Years  Long-Term Growth: 3 years+  Available Working Gas Capacity (BCF)

CEV: Project Pipeline

CEV Owns and Operates Solar Projects with Approximately 513MW of In-Service Commercial Solar Capacity



MWs
1750
1500
1250
1000
750
500
250
0
386
479
513
513
1.2 GW
Record ~93MW Placed In-Service in Fiscal 2025
~33MW Placed In-Service YTD Fiscal 2026
Capacity expected to grow over 50% from 2025 - 2027
~250[1]
~3X of Capital Plan Targets Through 2030*
* Solar Projects Under Construction, Contract or Exclusivity
9/30/2024
9/30/2025
4/30/2026
9/30/2027
Project Pipeline of Solar Investment Opportunities
In-Service Capacity
All MWs noted in DC

New Jersey Resources

[1] From 9/30/2025 to 9/30/2027

9

 10  Financial Review and Outlook

 Fiscal 2026 Second Quarter Highlights  Strong Performance  Improved Outlook  Distinct Growth Drivers  $2.20  Fiscal 2026 Second Quarter NFEPS   $3.37  Fiscal 2026 YTD NFEPS   Increases Fiscal 2026 NFEPS Guidance by $0.20 to $3.48 to $3.63   as a Result of   Energy Services Outperformance  Second NFEPS Guidance Increase This Fiscal Year  New Jersey Natural Gas  Rate Base Growth  Customer Growth  Energy Efficiency   S&T  Recontracting  Expansion at Leaf River  CEV  $1.2B Project Pipeline  New Technology Investments

 Fiscal 2025 YTD – Consolidated NFE ($ in millions)  $ 307.2   NJNG  $ 20.9   Utility Gross Margin1  $ 35.3   Depreciation & Amortization (D&A)  $ (6.7)  Interest Expense, O&M, AFUDC and Income Tax  $ (7.7)  Clean Energy Ventures  $ (39.8)  Revenue  $ 7.3   D&A and Interest Expense  $ (6.5)  Gain on Sale of Assets  $ (55.5)  Other (including ITC recognition)  $ 14.9   Storage & Transportation  $ 7.1   Revenue  $ 5.6   D&A and Interest Expense  $ 3.4   AFUDC & Other  $ (1.9)  Energy Services  $ 45.4   Financial Margin1  $ 59.3   Interest Expense, Income Tax and Other  $ (13.9)  Home Services and Other  $ (1.1)  Fiscal 2026 YTD – Consolidated NFE ($ in millions)2  $ 339.6   Fiscal 2Q25 – Consolidated NFE ($ in millions)  $ 178.3   NJNG  $ 4.0   Utility Gross Margin1  $ 10.3   Depreciation & Amortization (D&A)  $ (1.8)  Interest Expense, O&M, AFUDC, Income Tax  $ (4.5)  Clean Energy Ventures  $ (1.3)  Revenue  $ 2.0   D&A and Interest Expense  $ (3.9)  Gain on Sale of Assets  $ (0.7)  Other (including ITC recognition)  $ 1.3   Storage & Transportation  $ 5.4   Revenue  $ 4.1   D&A and Interest Expense  $ 1.7   O&M, AFUDC & Other  $ (0.4)  Energy Services  $ 37.0   Financial Margin1  $ 46.8   Interest Expense, Income Tax and Other  $ (9.8)  Home Services and Other  $ (1.9)  Fiscal 2Q26 – Consolidated NFE ($ in millions)2  $ 221.5   A reconciliation of these non-GAAP measures can be found in the Appendix.  The sum of actual amounts may not equal to total due to rounding.  Review of Fiscal 2026 Second Quarter and Year-to-Date Results1  ($ in Millions)  Fiscal Second Quarter  Fiscal Year-to-Date

 Capital Investment1 (CAPEX) Outlook  $775 - $930  Actuals  (No Change from Prior Quarter)  $4.8 - $5.2B  Through 2030  $870 - $1.0B  NJNG Expected to Represent Over 60% of Capital Investment  $45 - $60  $60 - $75  $210 - $290  $270 -$370  $520 - $580  $540 -$600  $399M  $850M  ($ in Millions)  The sum of actual amounts may not equal due to rounding.  $644M  Estimates

Strong Credit Metrics

Adjusted FFO / Adjusted Debt



Actuals
Estimated
20.6%
21.2%
20 - 22%
19 - 20%
20.0%
15.0%
10.0%
5.0%
FY2024A
FY2025A
FY2026E
FY2030E

Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

	NJNG (Secured Rating)	NJR (Unsecured Rating)
NAIC	NAIC-1.E	NAIC-2.A
Moody's	A1 (Stable)	
Fitch	A+ (Stable)	

- **No Block Equity Needs**
- **Cash Flow from Operations of $1.1B - $1.2B in FY 2026 and FY 2027**
- **Staggered Debt Maturity Stack**
- **Substantial liquidity at both NJNG and NJR**
  - $825M of credit facilities available through FY 2029

New Jersey Resources
14

 Fiscal 2026: NFEPS Guidance and Segment %  Net Financial Earnings Per Share  Increased Guidance to a Range of   $3.48 - $3.63  $2.83  * Our current earnings base represents the midpoint of initial Fiscal 2025 NFEPS guidance, excluding the net impact of the sale of our residential solar assets.  Estimated Fiscal 2026 Segment %  Utility To Represent   ~60% of Earnings Contribution  (updated to reflect guidance raise)  NJNG  58 - 62%  S&T  8-11%  CEV  9-13%  ES  19 - 23%  HS  0-1%  Strong Contribution from Energy Services During Winter Season

 7-9% NFEPS Growth Rate Supported by Complementary Businesses  Total CAPEX of   $4.8 - $5.2 Billion   Through FY 2030  Over 60% in Utility Investment  No Block Equity  NJNG  High single digit rate base growth expected through 2030  S&T  NFE expected to more than double by 2027  Leaf River capacity expected to grow by over 70% through 2030  CEV  Installed capacity expected to grow over 50% from 2025 to 2027

 Appendix:  Financial Statements and Additional Information  17  18  Fiscal 2026 Second Quarter and First Half NFE and NFEPS by Business Unit  19  Reconciliation of NFE and NFEPS to Net Income  20  Other Reconciliation of Non-GAAP Measures  21  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  22  Capital Plan Table - Two Year Detailed   23  Cash Flows - Two Year Projected  24  Debt Repayment Schedule

Fiscal 2026 Second Quarter and First Half NFE and NFEPS by Business Unit[1]

($ in 000s)

Net Financial Earnings (**NFE**)

(Thousands)	Three Months Ended March 31,			Six Months Ended March 31,		
	2026	2025	Change	2026	2025	Change
New Jersey Natural Gas	$148,513	$144,531	$3,982	$232,342	$211,439	$20,903
Clean Energy Ventures	$(5,223)	$(3,958)	$(1,265)	$4,367	$44,172	$(39,805)
Storage and Transportation	$7,708	$2,343	$5,365	$15,071	$8,007	$7,064
Energy Services	$72,286	$35,301	$36,985	$88,566	$43,134	$45,432
Home Services and Other	$(1,821)	$79	$(1,900)	$(710)	$438	$(1,148)
Total	**$221,463**	**$178,296**	**$43,167**	**$339,636**	**$307,190**	**$32,446**

Net Financial Earnings per Share (**NFEPS**)

(Thousands)	Three Months Ended March 31,			Six Months Ended March 31,		
	2026	2025	Change	2026	2025	Change
New Jersey Natural Gas	$1.48	$1.44	$0.04	$2.31	$2.11	$0.20
Clean Energy Ventures	$(0.06)	$(0.04)	$(0.02)	$0.04	$0.44	$(0.40)
Storage and Transportation	$0.08	$0.03	$0.05	$0.15	$0.09	$0.06
Energy Services	$0.72	$0.35	$0.37	$0.88	$0.43	$0.45
Home Services and Other	$(0.02)	$—	$(0.02)	$(0.01)	$—	$(0.01)
Total	**$2.20**	**$1.78**	**$0.42**	**$3.37**	**$3.07**	**$0.30**

New Jersey Resources

[1] The sum of actual amounts may not equal due to rounding.

18

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on the elimination of timing differences surrounding the recognition of certain gains or losses to effectively match the earnings effects of the economic hedges with the physical sale of natural gas and, therefore, eliminate the impact of volatility to GAAP earnings associated with the derivative instruments. To the extent we utilize forwards, future or other derivatives to hedge natural gas transactions and forecasted SREC production, the resulting unrealized gains and losses are also eliminated from NFE. ES economically hedges its natural gas inventory with financial derivative instruments and calculates the related tax effect based on the statutory rate. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period.

(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,	
	2026	2025	**2026**	2025
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income	**$ 218,912**	$ 204,287	**$ 341,402**	$ 335,606
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(1,285)**	(27,206)	**1,711**	(20,838)
Tax effect	**305**	6,466	**(407)**	4,953
Effects of economic hedging related to natural gas inventory	**4,564**	(6,650)	**(4,003)**	(16,177)
Tax effect	**(1,085)**	1,580	**951**	3,844
NFE tax adjustment	**52**	(181)	**(18)**	(198)
Net financial earnings	**$ 221,463**	$ 178,296	**$ 339,636**	$ 307,190
Weighted Average Shares Outstanding				
Basic	**100,849**	100,291	**100,775**	100,073
Diluted	**101,482**	100,933	**101,388**	100,705
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings per share	**$ 2.17**	$ 2.04	**$ 3.39**	$ 3.35
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(0.01)**	(0.27)	**0.02**	(0.21)
Tax effect	**—**	0.06	**(0.01)**	0.05
Effects of economic hedging related to natural gas inventory	**0.05**	(0.06)	**(0.04)**	(0.16)
Tax effect	**(0.01)**	0.01	**0.01**	0.04
Basic net financial earnings per share	**$ 2.20**	$ 1.78	**$ 3.37**	$ 3.07

New Jersey Resources

19

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)	Three Months Ended March 31,		Six Months Ended March 31,	
	2026	2025	**2026**	2025
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:				
Operating revenues	**$ 641,160**	$ 618,645	**$ 1,051,298**	$ 952,410
Less:				
Natural gas purchases	**276,567**	275,298	**447,291**	405,303
Operating and maintenance[1]	**14,667**	29,510	**59,609**	55,519
Regulatory rider expense	**59,450**	48,501	**92,604**	70,977
Depreciation and amortization	**37,509**	35,713	**74,469**	67,797
Gross margin	**252,967**	229,623	**377,325**	352,814
Add:				
Operating and maintenance[1]	**14,667**	29,510	**59,609**	55,519
Depreciation and amortization	**37,509**	35,713	**74,469**	67,797
Utility gross margin	**$ 305,143**	$ 294,846	**$ 511,403**	$ 476,130
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:				
Operating revenues	**$ 244,155**	$ 246,390	**$ 363,262**	$ 332,698
Less:				
Natural Gas purchases	**139,938**	151,847	**225,712**	219,715
Operating and maintenance[1]	**9,560**	10,866	**12,475**	12,463
Depreciation and amortization	**43**	62	**84**	109
Gross margin	**94,614**	83,615	**124,991**	100,411
Add:				
Operating and maintenance[1]	**9,560**	10,866	**12,475**	12,463
Depreciation and amortization	**43**	62	**84**	109
Unrealized (gain) loss on derivative instruments and related transactions	**(1,285)**	(27,206)	**1,711**	(20,838)
Effects of economic hedging related to natural gas inventory	**4,564**	(6,650)	**(4,003)**	(16,177)
Financial margin	**$ 107,496**	$ 60,687	**$ 135,258**	$ 75,968

1. Excludes selling, general and administrative expenses

New Jersey Resources

20

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and other Fitch credit metric adjustments.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding capitalized leases, solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs.  Cash Flow from Operations   $589.3   Add back   Components of working capital   ($32.5)   Cash paid for interest (net of amounts capitalized)   $73.0   Capitalized Interest   $6.6   SAVEGREEN loans, grants, rebates and related investments   $46.5   Other adjustments   ($1.0)   Adjusted FFO (Non-GAAP)   $681.9   Long-Term Debt (including current maturities)   $3,446.3   Short-Term Debt   $150.0   Exclude  Cash on Hand   ($126.4)   CEV Sale-Leaseback Debt   ($498.7)   Lease adjusted debt   ($12.8)   Include  CEV Sale lease-back Contractual Commitments    $335.9   Debt Issuance Costs   $13.8   Adjusted Debt (Non-GAAP)   $3,308.1   Adjusted Debt,   FY2026 YTD  (Millions)  Adjusted Funds from Operations,   FY2026 YTD  (Millions)

 Capital Plan Table1,2   ($ in Millions)  Total change in PP&E (cash spent, CAPEX accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.  Safety and reliability includes system integrity, IT, Cost of Removal, IIP, and other miscellaneous capital investments.  Actuals  Estimates     FY2024A  FY2025A  FY2026A YTD  FY2026E  FY2027E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $100  $119  $64  $120  -  $130  $130  -  $140  Yes  SAVEGREEN  $71  $98  $47  $90  -  $100  $90  -  $100  Yes  Safety and Reliability3  $332  $331  $155  $310  -  $350  $320  -  $360  $503  $548  $265  $520  -  $580  $540  -  $600  Clean Energy Ventures  $96  $271  $109  $210  -  $290  $270  -  $370  Storage and Transportation  Adelphia Gateway  $7  $11  $2  $5  -  $10  $5  -  $10  Leaf River  $39  $19  $22  $40  -  $50  $55  -  $65  $46  $30  $24  $45  -  $60  $60  -  $75  Total  $644  $850  $399  $775  -  $930  $870  -  $1,045  No Change From Prior Quarter

Cash Flows Table[1]

($ in Millions)

Operating cash flows are primarily affected by variations in working capital, which can be impacted by several factors, including:

- seasonality of our business;
- fluctuations in wholesale natural gas prices and other energy prices, including changes in derivative asset and liability values;
- timing of storage injections and withdrawals;
- the deferral and recovery of natural gas costs;
- changes in contractual assets utilized to optimize margins related to natural gas transactions;
- broker margin requirements;
- impact of unusual weather patterns on our wholesale business;
- timing of the collections of receivables and payments of current liabilities;
- volumes of natural gas purchased and sold; and
- and timing of SREC deliveries.

Actuals | Estimates

CFFO Increased From Prior Quarter

		FY 2024A	FY 2025A	YTD FY2026A	FY2026E	FY2027E
Cash Flows from Operations		**$427**	**$466**	**$589**	**$550 - $590**	**$540 - $580**
Uses of Funds	Cash Flows Used in Investing Activities[2,3]	$569	$568	$376	$700 - $800	$800 - $900
	Dividends	$165	$180	$96	$188 - $192	$198 - $202
	Total Uses of Funds	**$734**	**$748**	**$471**	**$888 - $992**	**$998 - $1,102**
Financing Activities	Common Stock Proceeds – DRIP	$74	$35	$8	$18 - $20	$18 - $20
	Debt Proceeds/ (Repayments)/Other	$232	$247	$(126)	$320 - $382	$440 - $502
	Total Financing Activities	**$307**	**$282**	**$(118)**	**$338 - $402**	**$458 - $522**

1. The sum of actual amounts may not equal due to rounding.
2. Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations).
3. Cash Flows Used in Investing Activities in fiscal 2025 include $137.2 million in net proceeds from the sale of the residential solar portfolio.

New Jersey Resources

23

Debt Repayment Schedule

No Significant Maturity Towers in Any Particular Year

Term Debt[1] Maturity Schedule

as of March 31, 2026 / $ in Millions, unless otherwise noted


NJR
NJNG
$200
$150
$100
$50
$—
$100
$110
$100
$50
$150
$130
$120
$180
$80
$50
$150
$75
$100
$117
$1.4B
FY 2026
FY 2027
FY 2028
FY 2029
FY 2030
FY 2031
FY 2032
FY 2033
FY 2034
FY 2035
FY 2036-2041
Thereafter

Substantial liquidity at both NJNG and NJR -
$825M of credit facilities available through FY2029

NJR Unsecured Senior Notes	FY Maturity	Principal
3.54%	2026	$100,000
4.38%	2027	$110,000
3.96%	2028	$100,000
3.29%	2029	$150,000
3.50%	2030	$130,000
3.13%	2031	$120,000
3.60%	2032	$130,000
6.14%	2032	$50,000
3.25%	2033	$80,000
3.64%	2034	$50,000
5.55%	2034	$100,000
Total NJR LT Debt		**$1,120,000**

NJNG First Mortgage Bonds	FY Maturity	Principal
3.15%	2028	$50,000
5.56%	2033	$50,000
5.49%	2034	$75,000
5.16%	2035	$100,000
4.37%	2037	$50,000
3.38%	2038	$10,500
2.75%	2039	$9,545
3.00%	2041	$46,500
3.50%	2042	$10,300
3.00%	2043	$41,000
4.61%	2044	$55,000
3.66%	2045	$100,000
3.63%	2046	$125,000
4.01%	2048	$125,000
3.76%	2049	$100,000
3.13%	2050	$50,000
3.13%	2050	$50,000
2.87%	2050	$25,000
2.97%	2051	$50,000
4.71%	2052	$50,000
5.47%	2052	$125,000
5.85%	2053	$50,000
5.82%	2054	$125,000
5.85%	2055	$100,000
2.45%	2059	$15,000
3.86%	2059	$85,000
3.33%	2060	$25,000
2.97%	2060	$50,000
3.07%	2061	$50,000
Total NJNG LT Debt		**$1,797,845**

New Jersey Resources

1. Term debt only (excludes short-term debt of $150.0 million, capital leases of $43.6 million and solar financing obligations of $498.8 million).

24

Originated from Expertise in Energy Value Chain  Clean Energy Ventures  (CEV)  Flexible Renewable Project Platform  Storage and Transportation  (S&T)  Long-Term Energy Infrastructure  Energy Services  (ES)  Capital-light Cash Generator  NJR Home Services  (NJRHS)  Customer Focused Field Services  New Jersey Natural Gas  (NJNG)  Stable, Regulated Utility Growth  NJR: Complementary Energy Infrastructure Platform  Predictable Net Financial Earnings and Incremental Organic Growth Opportunities   26  NJR: Business Portfolio   27  NJR: Dividend Growth: Raised for 30 Consecutive Years  28  NJR: Drivers of Long-Term Growth Rate of 7-9%  29  NJNG: Growing Rate Base  30  S&T: Strategically Located Assets  31  S&T: Adjusted EBITDA  32  CEV: Diverse Commercial Solar Portfolio  33  CEV: “Utility Like” Revenue Stack with Optionality  34  Energy Services: Overview  35  Energy Services: Strong NFE Contribution  36  Energy Services: Asset Management Agreements  37  Home Services (NJRHS)  38  Shareholder and Online Information

 NJR Home Services offers customers home comfort solutions.  NJR: Business Portfolio   Natural Gas and Renewable Fuel Distribution; Solar Investments; Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains Natural Gas transportation and distribution infrastructure.  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  NJR Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power and provide low carbon energy solutions.  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities.   Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada.   Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company

 NJR Dividend Growth: Raised for 30 Consecutive Years  Committed to Returning Capital to Shareholders  Dividend History  Dividends per Share  Record Date  Payable Date  Amount Per Share  3/11/2026  4/1/2026  $0.475  12/12/2025  1/2/2025  $0.475  9/22/2025  10/1/2025  $0.475  6/10/2025  7/01/2025  $0.45  3/11/2025  4/01/2025  $0.45  12/11/2024  1/02/2025  $0.45  9/23/2024  10/01/2024  $0.45  6/12/2024  7/01/2024  $0.42  3/13/2024  4/01/2024  $0.42  12/13/2023  1/02/2024  $0.42  9/20/2023  10/02/2023  $0.42  6/14/2023  7/03/2023  $0.39  3/15/2023  4/03/2023  $0.39  12/14/2022  1/03/2023  $0.39  9/26/2022  10/03/2022  $0.39  6/15/2022  7/01/2022  $0.3625  3/16/2022  4/01/2022  $0.3625  12/15/2021  1/03/2022  $0.3625  9/20/2021  10/01/2021  $0.3625  6/16/2021  7/01/2021  $0.3325  3/17/2021  4/01/2021  $0.3325  Highlighted Rows Reflect Changes in Quarterly Cash Dividends  $1.90  FY 2026 Dividend

 NJR: Drivers of Long-Term Growth Rate of 7-9%  Highly Visible NFEPS Growth with Potential for Additional Upside, No Block Equity Needs, "Utility-like" Earnings Contribution  NJNG  CEV  S&T  Energy  Services  Improved   Utility Gross Margin after Successful Rate Case  Continued Customer Growth  Energy Efficiency Efforts   Drivers of 7-9% Growth Rate  Potential Upside   Drivers Above 7-9%  Contracted REC Revenue  High Operational Availability   Extensive Project  Pipeline  Stronger than expected BGSS incentives margin from optimization of   supply portfolio  Upside from power demand growth  Long-term Contracted Capacity  Organic Capacity Expansion Projects   Successful Recontracting Driven by Improving Storage Market  Short-term capacity optimization  Stable Cash Flows from AMA Fixed Payments  Normalized Contribution from "Long-Option" Strategy  (Does not consider potential positive impacts from significant weather events.)  Natural gas price volatility due to weather events

 NJNG: Future Rate Base Growth Expected in the 7-9% Range  Expanding Rate Base Growth Through 2030  History of Consistent Rate Case Outcomes  Additional Investments from Energy Efficiency Investments (SAVEGREEN) are Incremental to Current Rate Base Figure  Last Four Rate Cases  $4.7 - $5.2B  ($ in B)  Rate Base CAGR of ~7 - 9%   Reported Record $98 Million of Investment in Fiscal 2025

 S&T: Strategically Located Assets  Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serves the fastest growing natural gas market in North America  12.6 mmdth reservoir storage facility in southern PA  Placed in service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained  Maximize capabilities of existing assets as pipeline and storage constraints highlight the benefit of storage and transportation infrastructure

 S&T: Adjusted EBITDA  Adjusted EBITDA is net income before interest, income taxes, depreciation and amortization, corporate overhead and other income, net.  S&T's Net Income (GAAP)  $ 15,071   Add    Interest expense, net   11,014   Income tax expense   4,844   Depreciation and amortization   10,434   Corporate overhead   4,851   Less:  Other Income, net    3,850   Adjusted EBITDA (Non-GAAP)  $ 42,364   S&T Reconciliation of Adjusted EBITDA  FY2026 YTD  ($ in 000s)  ($ in M)  $95 - $105

 CEV: Diverse Commercial Solar Portfolio  Diverse and Innovative Commercial Solar Projects Throughout Seven States; Largest Solar Owner-Operator in New Jersey  CEV owns and operates commercial solar projects in New Jersey, Rhode Island, New York, Connecticut, Pennsylvania, Indiana, and Michigan   with approximately 513MW of installed capacity   Over $1 billion invested in the   solar marketplace   Over 80 commercial projects   in service  Woodstock Solar One Placed into Service in Q2 2026  Windsor Solar One is a ~4MW feed-in tariff solar project located in Woodstock, CT (Windham County)

 CEV: “Utility Like” Revenue Stack with Optionality  Fixed Component Provides Stable Earnings Contribution With High Visibility  CEV Revenue  YTD Fiscal 2026  Majority of CEV revenue   is contracted  Fixed Revenue Component Consists of:   State sponsored subsidy programs or feed-in Tariff agreements  Power Purchase Agreements (PPAs)  Monetization of Investment Tax Credits  Merchant Power  Threshold:  High   Single-Digit Unlevered IRR  +  +  Option Value Incremental to Initial Investment Decision  Emerging Technologies  Exploring firming generation throughout NJRCEV’s solar fleet  Advancing distributed generation strategy  Repowering  Maximizing power generation  Future Option Value  Load to Generation  Focus on repositioning existing wholesale assets to support large retail loads   (i.e., datacenters)  $41.7M

 34  34  Energy Services (ES)  Operates in key market zones across the U.S., utilizing pipeline and storage assets to create geographic and seasonal optimization opportunities  Maintains a long-option position to generate value  Capital-light, Fee-based earnings  Cash Generating Service Businesses Support Growth of Capital Investment  34

 Energy Services: Strong NFE Contribution  Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America; Fee-based Revenue through Asset Management Agreements   Proven track record of success, leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  A reconciliation of Financial Margin to Operating Income can be found in the Appendix  Strong Energy Service NFE Contribution   ($ in Millions)  Fiscal 2022 - 2025 included revenue recognition from   Asset Management Agreements  ES has Reported Positive Financial Margin1 in Every Year Since Inception   Max: 2014 - $172.4M  Min: 2020 - $9.9M  Over $1 billion ($1.6B) of financial margin over last 20 years (average of ~$80 million per year)  ($ in Millions)

 Energy Services: Asset Management Agreements   De-risking transaction for Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  NJR expects to recognize approximately $19.7 million annually in revenues between FY 2025 - FY 2031;  recognized ratably across each quarter  ($ in Millions)

 Home Services (NJRHS)  Delivering Home Comfort Solutions  ~ 150 licensed technicians, installers, plumbers,   electricians and skilled workers  Provides residential service contracts for heating, cooling, water heating, electrical and standby generators   Equipment sales and installations, plumbing and electrical services and repairs and indoor air quality products  Ruud Top Twenty Pro Partner Contractor for the 9th consecutive year  Completed 79,000 service calls and 4,000 HVAC, plumbing and generator installations in Fiscal 2025  Maintains a nearly five-star customer satisfaction rating*  * Rating determined by Shopper Approved. See njrhomeservices.com/reviews for more information.  Cash Generating Service Businesses   Support Growth of Capital Investment  Responding to the Storm:   Proactively Addressing Common Problems with Digital Marketing  Optimized contact streams and responsiveness to ensure we reached as many customers as possible before and after the storm  Increased monitoring of Customer Experience emails, phone calls  Proactively addressed common customer questions digitally with social media posts

 The Transfer Agent and Registrar for the company’s common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).  Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.  General written inquiries and address changes may be sent to:  Broadridge Corporate Issuer Solutions  P.O. Box 1342, Brentwood, NY 11717  or  For certified and overnight delivery:  Broadridge Corporate Issuer Solutions, ATTN: IWS   1155 Long Island Avenue, Edgewood, NY 11717  Shareowners can view their account information online at  shareholder.broadridge.com/NJR.   Website: www.njresources.com  Investor Relations: New Jersey Resources Investor Relations  Contact Information  Adam Prior  Director, Investor Relations  732-938-1145  aprior@njresources.com  1415 Wyckoff Road  Wall, NJ 07719  (732) 938-1000  www.njresources.com  Corporate Headquarters  Online Information  Shareholder and Online Information  Stock Transfer Agent and Registrar